American Beacon Retirement Income and Appreciation Fund

Supplement dated September 5, 2012
to the
Prospectus dated February 29, 2012

The information below supplements the Prospectus dated February 29, 2012 and is in addition to any other supplement(s):

All references to Nick P. Calamos are deleted and the title for John P. Calamos, Sr. is changed to President and Global Co-Chief Investment Officer.

In the “Summary Section” section of the American Beacon Retirement Income and Appreciation Fund under “Portfolio Managers” for Calamos Advisors LLC, the following is added:

Gary D. Black
Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer, Alternative Investments                                                Since 2012

In the “Fund Management” section- “The Sub-Advisors- Calamos Advisors LLC”, the first three sentences in the fifth paragraph are deleted and replaced with the following:

John P. Calamos, Sr. and Gary D. Black, Global Co-CIOs of Calamos Advisors, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIOs, Messrs. Calamos and Black direct the team’s focus on the macro themes upon which the portfolio’s strategy is based.

In the “Fund Management” section- “The Sub-Advisors- Calamos Advisors LLC”, the first sentence in the sixth paragraph is deleted and replaced with the following:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust and Chairman, CEO and Global Co-CIO of Calamos Advisors as of August 31, 2012.  Prior thereto he was Chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company. Gary D. Black became the Executive Vice President, Global Co-CIO and CIO of Alternative Investments of Calamos Advisors as of August 31, 2012. Mr. Black served as Chief Executive Officer, Chief Investment Officer, and a Founding Member of Black Capital LLC from July 2009 until August 2012.  Prior to July 2009, he served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

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